The Boeing Company
P. O. Box 3707
Seattle, WA 98124-2207

SWA‑PA‑03729‑LA‑1808800
Southwest Airlines Co.
2702 Love Field Drive
Dallas, Texas 75235

Attention:     Jon Stephens, Director - Fleet Transactions

Subject:	***

Reference:	A) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
B) ***

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

2.	***

3.	***

4.	Assignment.
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SWA-PA-03729-LA-1808800
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BOEING PROPRIETARY

Unless otherwise noted herein, ***                    described in this Letter Agreement is provided ***                                 in consideration of Customer taking delivery of the Aircraft *** .This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

5.	Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information *** . Customer agrees to limit the disclosure of its contents to employees of Customers with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. ***

***

Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage

Its	Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:	December 10, 2018

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	SVP Finance and Treasurer

SWA-PA-03729-LA-1808800
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BOEING PROPRIETARY